Certification of Principal Financial Officer Pursuant

to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Ministry Partners Investment Corporation (the "Company") on Form 10-QSB for the period ending September 30, 2005 (the "Report"), I, Gabriel B. Encarnacion, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2005	MINISTRY PARTNERS INVESTMENT CORPORATION

By: /s/ Gabriel B. Encarnacion Gabriel B. Encarnacion Principal Financial Officer